Employee Option Plans	12 Months Ended
Dec. 31, 2022
Employee Option Plans [Abstract]
EMPLOYEE OPTION PLANS

Note 18:- Employee Option Plans

a)	Formula and its subsidiaries grant, from time to time, options, restricted share units or restricted shares to their officers and employees to purchase shares in the respective companies. In general, the options expire ten years after grant. The following table sets forth the breakdown of share-based compensation expense resulting from such grants, as included in the consolidated statements of profit or loss:

	Year ended December 31,
	2022	2021	2020
General and administrative expenses	14,953	14,767	7,856
	$14,953	$14,767	$7,856

b)	Formula:

In March 2011, the Company’s board of directors adopted Formula’s 2011 Share Incentive Plan (the “2011 Plan”). Pursuant to the 2011 Plan, the Company may grant from time to time to its employees, office holders and consultants’ options to purchase, share based awards or restricted shares with respect to, up to an aggregate of 545,000 ordinary shares of the Company. The 2011 Plan is administered by the Company’s board of directors. The 2011 Plan provides that options, restricted shares or other stock-based awards may be granted, from time to time, to such grantees to be determined by the Company’s board of directors, at such exercise prices and with such vesting or other terms as shall be determined by the board at its sole and absolute discretion. In March 2012, the Company’s board of directors increased the amount of ordinary shares reserved for issuance under the 2011 Share Incentive Plan by 1,200,000 shares. Upon the lapse of ten years following the adoption of the 2011 Plan, no further grants could be made under the plan. Consequently, in August 2021, the Company adopted its 2021 Share Incentive Plan (the “2021 Plan”). Pursuant to the 2021 Plan, we may grant from time to time to the Company’s employees, office holders and consultants’ options to purchase, share-based awards or restricted shares with respect to, up to an aggregate of 350,000 Ordinary shares (including 48,378 Ordinary shares that were reserved for issuance under the 2011 Plan and not subject to outstanding grants and transferred to the 2021 Plan). The 2021 Plan is administered by the Company’s board of directors. The 2021 Plan provides that options, restricted shares, or other stock-based awards may be granted, from time to time, to such grantees to be determined by the Company’s board of directors, at such exercise prices and with such vesting or other terms as shall be determined by the Company’s board of directors at its sole and absolute discretion.

Of the awards available for grant under the 2011 Plan, the Company approved the grant, in March 2011, of options to purchase 1,122,782 ordinary shares to the Company’s Chief Executive Officer, each to be exercisable for NIS 0.01 per share. The Company also approved the grant of 10,000 restricted shares to its Chief Financial Officer on each of November 13, 2014 and August 17, 2017 and the grant of 10,000 restricted shares to its Chief Operational Officer on November 19, 2017, in each case under the 2011 Plan.

In August 2017, Formula’s board of directors, following the approval by Formula’s compensation committee, awarded its chief financial officer 10,000 restricted shares under the 2011 Plan (the “new restricted shares”). These restricted shares vest on a quarterly basis over a three-year period, commencing on August 17, 2017 and concluding on August 17, 2020, provided that during such time the chief financial officer will continue to serve as (i) an officer of the Company and/or (ii) an officer in one of the directly held affiliates, except that if he fails to meet the service condition due to the request of the board of directors of either Formula or any of its directly held affiliates (other than a termination of his provision of services which is based on actions or omissions by him that will constitute “cause” under his grant agreement with Formula), then, the chief financial officer will be deemed to have complied with clauses (i) or (ii) above. Notwithstanding the foregoing, if a change of control of the Company occurs, then all unvested new restricted shares will immediately become vested. Total fair value of the grant was calculated based on the Formula share price on the grant date and equaled $371 ($37.1 per share).

In March 2022, Formula’s board of directors, following the approval by Formula’s compensation committee, awarded its chief financial officer 21,000 restricted shares under the 2021 Plan (the “new restricted shares”). These restricted shares vest on a quarterly basis over a six-year period, commencing on March 15, 2022 and concluding on December 31, 2027, provided that during such time the chief financial officer will continue to serve as (i) an officer of the Company and/or (ii) an officer in one of the directly held affiliates, except that if he fails to meet the service condition due to the request of the board of directors of either Formula or any of its directly held affiliates (other than a termination of his provision of services which is based on actions or omissions by him that will constitute “cause” under his grant agreement with Formula), then, the chief financial officer will be deemed to have complied with clauses (i) or (ii) above. Notwithstanding the foregoing, if a change of control of the Company occurs, then all unvested new restricted shares will immediately become vested. Total fair value of the grant was calculated based on the Formula share price on the grant date and equaled $232 ($96.7 per share).

The total compensation expense that the Company recorded in its statement of profit or loss for the years ended December 31, 2022 and 2021 in respect of its chief financial officer was $973 and $0, respectively. As of December 31, 2022, Formula’s chief financial officer holds 31,834 Ordinary shares, of which 16,834 are fully vested.

In March 2022, Formula’s board of directors, following the approval by Formula’s compensation committee, awarded employees of the Company 2,400 restricted shares under the 2021 Plan (the “new restricted shares”). These restricted shares vest at certain points in time over a six-year period, commencing on March 15, 2022 and concluding on December 31, 2027. The total fair value of the grant was calculated based on the Formula share price on the grant date and equaled $232 ($96.7 per share).

In November 2018, Formula’s board of directors, following the approval by Formula’s compensation committee, awarded its chief operational officer 10,000 restricted shares under the 2011 plan (the “restricted shares”). These restricted shares vest on an annual basis over a four-year period, commencing on November 19, 2018 and concluding on November 19, 2022, provided that during such time the chief operational officer will continue to serve as (i) an officer of the Company and/or (ii) an officer in one of the directly held affiliates. The total fair value of the grant was calculated based on the Formula share price on the grant date and equaled $382 ($38.2 per share). The total compensation expense the Company recorded in its statement of profit or loss for the years ended December 31, 2022, 2021 and 2020 was $21, $52 and $98, respectively. As of December 31, 2022 Formula’s chief operational officer holds 10,000 restricted shares from this grant.

In November 2020, Formula’s board of directors, following the approval by Formula’s compensation committee, awarded Emil Sharvit (2001) Consulting and Project Management Ltd., through which its chief executive officer provides services to Formula, 611,771 restricted stock units (“RSUs”) in respect of ordinary shares of the Company. 66.67% of the RSUs (i.e., 407,847 RSUs) are subject to time-based vesting that shall start as of the grant date and shall end at December 31, 2027, subject to the continued engagement of Formula’s chief executive officer with the Company as of that date (the “Vesting Period”); and up to 33.33% of the RSUs (i.e., 203,924 RSUs as of the date hereof) are subject to performance-based vesting, and shall vest at December 31, 2027 on a pro-rata basis with respect to each fiscal year (starting as of January 1, 2020) during the Vesting Period in which the Target EBITDA (as defined below) is achieved, subject to the continued engagement of Formula’s chief executive officer with the Company. At the end of the vesting period, the number of performances-based RSUs that vests shall be equal to (i) the number of fiscal years in which the Target EBITDA was achieved multiplied by (ii) 25,490.50 RSUs (rounded to the nearest whole number, up to a cap of 203,924 RSUs in total). The “Target EBITDA” in a given fiscal year during the Vesting Period means the Company’s EBITDA in that certain fiscal year (as reflected in the Company’s annual audited consolidated financial statements), excluding the cost attributed to the applicable portion of the RSUs in the Company’s annual audited consolidated financial statements for the applicable fiscal year (as to which the review of performance is made to determine whether one-eighth of the Performance Based RSUs (i.e., 25,490.50 RSUs) shall become vested at the end of the Vesting Period). The Target EBITDA shall be not less than 105% of 75% of the Company’s EBITDA in the previous fiscal year, excluding the cost attributed to the applicable portion of the RSUs in the Company’s annual audited consolidated financial statements for such previous fiscal year (the “Previous Year”). Such examination of EBITDA shall be made on the basis of the Company’s annual audited consolidated financial statements as reflected in the Company’s annual report on Form 20-F, and in the event that the Company sells any of its operations, the Target EBITDA shall be adjusted as applicable for future reference by removing the results of the operations that were sold.

In the event that with respect to any specific fiscal year (the “Specific Year”), the Target EBITDA is not achieved, the Target EBITDA with respect to such Specific Year will still be deemed to have been met for the purpose of vesting of RSUs in the event that either: (i) the EBITDA in the fiscal year immediately following the Specific Year was at least 110.25% of 75% of the Company’s EBITDA in the year preceding the Specific Year, or (ii) in case that the condition in the foregoing clause (i) was not met, then the EBITDA in the second fiscal year following the Specific Year was at least 115.7625% of 75% of the Company’s EBITDA in the year preceding the Specific Year.

Accordingly, in case that either clause (i) or (ii) was met for a certain Specific Year, then the vesting with respect to such Specific Year shall be deemed to have been achieved, and those RSUs shall become vested as of the end of the Vesting Period. In the event that neither of the conditions described in clauses (i) or (ii) was met, the portion of RSUs for the applicable Specific Year shall automatically expire and terminate.

Notwithstanding the foregoing, in case the Target EBITDA is met (in accordance with the above terms) in a certain fiscal year, yet the Target EBITDA is less than 105% of 75% of the average EBITDA for the three fiscal years that consist of the subject fiscal year and the two preceding years (excluding the cost attributed to the applicable portion of the RSUs in Company’s annual audited consolidated financial statements for such applicable fiscal years), then regardless of meeting the Target EBITDA, the number of performance-based RSUs that vests shall be reduced by 20%.

The total fair value of the grant was calculated based on the Formula share price on the grant date and equaled NIS 170,684, or $50,054 ($81.8 per share). The total compensation expense the Company recorded in its statement of profit or loss in respect of this grant, in accordance with accounting principles, for the year ended December 31, 2022, was approximately $7,089.

In addition to the RSU grant terms described above, Formula’s board of directors has approved, following the approval by Formula’s compensation committee, an adjustment to the above-described RSU grant based on dividends that the Company distributes to its shareholders. During the vesting period of the RSUs, in the event that any dividend, in cash or in kind, is distributed to the shareholders of the Company, then in addition to the distribution to all shareholders, there will be an equivalent payment to Formula’s chief executive officer with respect to all RSUs that were not converted into shares (whether or not vested) in an amount equal to the pro-rata portion of the overall dividend amount that the RSUs constitute out of the issued and outstanding share capital of the Company as of the date of the distribution. For those purposes, the RSUs will be counted as if they are already vested and converted into shares. These special RSU dividend amounts shall be paid and/or set aside by the Company for the benefit of its chief executive officer, all as described below.

For the purpose of payment of the dividend amounts to Formula’s chief executive officer, the vesting period shall be regarded as if it has commenced on January 1, 2020 (other than with respect to distributions and any related dividend amount which were made prior to the grant of the RSUs and which are explicitly excluded), and will be divided into 32 fiscal quarters (each, referred to as a Fiscal Quarter). The dividend amount within each dividend distributed by the Company to its shareholders will be released to, or set aside for, Formula’s chief executive officer together with the distribution of the dividend. The portion of the Dividend Amount to be released to Formula’s chief executive officer will in each case be based on the number of Fiscal Quarters that have lapsed at the time of distribution of the dividend. The remainder of the Dividend Amount will be set aside and paid to Formula’s chief executive officer on a pro-rata basis upon the expiration of each Fiscal Quarter until the Dividend Amount is released in full at the end of the Vesting Period for the RSUs.

In the event of termination of Formula’s chief executive officer services agreement with the Company, by the Company for Cause (as defined in the services agreement), the RSUs will immediately terminate and become null and void, and all interests and rights of Formula’s chief executive officer in and to the same will expire. In case of termination of Formula’s chief executive officer services agreement by the Company not for Cause, or due to the resignation of Formula’s chief executive officer for Good Reason[1], all unvested RSUs that could have vested from the grant date until December 31, 2027, assuming all performance and time conditions and future targets would have been fulfilled (including all targets that would have resulted in vesting with respect to any Previous Year which could have still been met in future years), will accelerate and become immediately vested and exercisable, regardless of the actual occurrence or failure to occur of any of the future performance targets relating to those RSUs.

In the event of resignation by Formula’s chief executive officer not for Good Reason, Formula’s chief executive officer RSUs will vest, in an accelerated manner, in such portion equal to the pro-rata portion of the Vesting Period that has already lapsed (based on the full number of Fiscal Quarters that have lapsed form January 1, 2020 until the actual resignation date, including notice period). However, any Performance Based RSUs for which the applicable target was not achieved up until the resignation date (including the notice period) will expire and terminate.

[1]	“Good Reason” is a termination due to: (i) a material reduction in Formula chief executive representative’s scope of authorities and responsibilities (excluding, for the avoidance of doubt, as a result of changes in legislation or other legal restrictions which affect the scope of Services under its service agreement), (ii) a material breach by the Company of any provision of the service agreement or its exhibits, or (iii) any acceleration event, in each of (i) to (iii) which is not cured (if curable) by the Company within thirty (30) days of receipt of a written notice about such breach from Formula chief executive officer, provided that during the three (3) months prior notice period with respect to resignation for

Total unrecognized compensation costs related to non-vested share-based compensation arrangements granted under the Formula equity incentive plan as of December 31, 2022 and 2021 were $34,972 and $45,973, respectively.

In December 2020, a motion to certify a derivative suit, referred to as the Motion, was filed against the Company by a shareholder, who is also referred to as the Plaintiff, in the district court (economic division) of Tel Aviv-Jaffa, Israel, naming each of our then acting five directors, as well as our chief executive officer and chief financial officer as defendants.

The suit challenged the legality, under the Companies Law, of, among other things, compensation approved for the chief executive officer, including the re-approval by our compensation committee and board of the subject eight-year RSU award to our chief executive officer.

On January 12, 2023, the Company held a special general meeting of shareholders for its shareholders to re-affirm the subject grant of RSUs (reflecting the adjusted 66.67%-33.33% ratio of time-based-vesting to performance-based-vesting RSUs) to the Company’s chief executive officer. Although the Company believes that the legal challenge to the original re-approval, in November 2020, by the compensation committee and the board of directors of this RSUs grant were without merit, the Company nevertheless brought the re-affirmation to its shareholders.

The January 12, 2023 special general shareholders meeting did not re-affirm the RSUs grant. On January 15, and 16, 2023, the Company’s compensation committee and board of directors, respectively, acting in accordance with the Companies Law, re-affirmed the RSUs grant once again. Since such additional re-affirmation by the Company’s shareholders, compensation committee and board of directors was not required by law, the Company considered November 2020 as the grant date for accounting purposes, in accordance with IFRS 2.

c)	Matrix IT:

In December 2017, Matrix IT extended its agreement with Revava Management Company Ltd. through which its chief executive officer, Mr. Moti Gutman, provides services to Matrix IT, for five years’ term starting on January 1, 2018. As part of the new agreement in January 2018, Matrix IT awarded Mr. Gutman 256,890 (RSUs), which vest on an annual basis over a five-year period, commencing on January 16, 2018 and concludes on December 31, 2022, but not before the publication of Matrix IT’s financial statements for each respective year, and subject to certain conditions. In 2022, 51,378 restricted share units (RSU) were vested and exercised. As of December 31, 2022 Mr. Gutman holds 51,378 restricted share units (RSUs) from this grant.

In December 2022, Matrix IT entered into a new employment agreement with its chief executive officer, Mr. Moti Gutman, for the provision of management services for a term of five years starting on January 1, 2023. As part of the new employment agreement, Matrix IT awarded Mr. Gutman 375,000 Matrix restricted shares. 40% of the options will be vested on December 31, 2024 with the remaining amount vesting in equal parts on December 31, 2025, 2026 and 2027 but any case not before the publication of Matrix IT’s financial statements for each respective year.

The fair value of the restricted shares amounted on the date of grant to NIS 27,851 (approximately $7,914).

In January 2019, Matrix IT’s board of directors approved, following the approval by Matrix IT’s compensation committee, the grant of 1,440,000 options which are exercisable into up to 1,440,000 ordinary shares of Matrix IT of NIS 1 par value each, to 20 senior officers of Matrix IT. The exercise price of the options was NIS 41.7 at the date of their grant, subject to adjustments, including upon the distribution of dividends. 50% of the options will be vested on January 1, 2021 with the remaining amount vesting in equal parts on January 1, 2022 and 2023. When the actual exercise will take place, shares will be allotted, according to a net exercise mechanism resulting with Matrix IT not receiving any cash consideration for the issuance of its shares.

In February 2019, the general shareholder meeting of Matrix IT approved, after obtaining the approval of Matrix IT’s compensation committee and Matrix IT’s board of directors the grant of 80,000 options which are exercisable into up to 80,000 ordinary shares of Matrix IT of NIS 1 par value, to the President and Vice Chairman of the Matrix IT board. The exercise price of the options was NIS 43.16 at the date of their grant, subject to adjustments, including upon the distribution of dividends. 50% of the options will vest on January 1, 2021, with the remaining amount vesting in equal parts on January 1, 2022 and 2023. When the actual exercise will take place, shares will be allotted, according to a net exercise mechanism resulting with Matrix IT not receiving any cash consideration for the issuance of its shares. In January 2022, the general shareholder meeting of Matrix IT approved, after obtaining the approval of Matrix IT’s compensation committee and Matrix IT’s board of directors the acceleration of the third tranche so that tranche will vest on January 31, 2022, Matrix IT’s President and Vice Chairman of the Matrix IT expected retirement date, instead of January 1, 2023.

The fair value of the options was estimated on the date of grant using the Binomial model based on the terms which are: risk-free interest rate is 0.5% -1.6%, early exercise factor is 70% and expected volatility is 24%. The contractual life of the options is 5 years from the date of grant.

The following table summarizes Matrix IT’s employee stock-based compensation activity during the year ended December 31, 2022:

	Number of options	Weighted average exercise price	Weighted average remaining contractual term (in years)	Aggregate intrinsic value
Outstanding at January 1, 2022	862,756	10.07	1.93	17,513
Expired and forfeited	(12,500)	10.08
Exercised	(451,378)	10.11	-	7,786

Outstanding at December 31, 2022	398,878	7.66	0.9	5,144
Exercisable at December 31, 2022	51,378	-	-	1,056

The aggregate intrinsic value provided in the table above represents the total intrinsic value that would have been received by the option holders had all option holders exercised their options on the respective dates. This value would change based on the change in the market value of Matrix IT’s ordinary shares and the change in the exchange rate between the New Israeli Shekel and dollar. Total unrecognized compensation costs related to non-vested share-based compensation arrangements granted under the Matrix IT equity incentive plan as of December 31, 2022 and 2021 were $0 and $428, respectively.

d)	Sapiens:

The following table summarizes Sapiens’ stock-based compensation activity during the year ended December 31, 2022:

	Year ended December 31, 2022
	Amount of options	Weighted average exercise price	Weighted average remaining contractual life (in years)	Aggregate intrinsic value
Outstanding at January 1, 2022	1,835,385	22.27	3.77	22,374
Granted	404,500	21.19
Exercised	(21,253)	10.65		250
Expired and forfeited	(85,869)	24.07

Outstanding at December 31, 2022	2,132,763	21.51	3.30	5,531

Exercisable at December 31, 2022	1,010,513	16.21	1.95	4,305

In 2022, 2021 and 2020, Sapiens granted 404,500, 847,000 and 315,000 stock options, respectively, to its employees and directors to purchase its shares. The weighted average grant date fair values of the options granted during the years ended December 31, 2022, 2021 and 2020 were $7.22, $10.35 and $7.99, respectively. The aggregate intrinsic value provided on the table above represents the total intrinsic value that would have been received by the option holders had all option holders exercised their options on the respective dates. This value would change based on the change in the market value of Sapiens’ common shares. The total intrinsic value of options exercised during the years ended December 31, 2022, 2021 and 2020 was $250, $8,505 and $11,658, respectively.

The options outstanding under Sapiens’ stock option plans as of December 31, 2022 have been separated into ranges of exercise price as follows:

					Weighted
	Options	Weighted		Options	Average
	outstanding	Average	Weighted	Exercisable	Exercise
	as of	remaining	average	as of	price of
Ranges of	December 31,	contractual	exercise	December 31,	Options
exercise price	2022	Term	price	2022	Exercisable
$		(Years)	$		$

8	2,000	1.18	8	2,000	8
8.37-10.02	590,097	0.82	9.96	590,097	9.96
10.78-18.77	220,416	4.30	16.49	62,916	11.99
22.54-24.33	423,250	4.42	23.10	141,250	23.69
27.79-31.57	830,000	4.03	29.27	197,500	29.46
33.99	67,000	4.92	33.99	16,750	33.99

	2,132,763	3.30	21.51	1,010,513	16.21

The total equity-based compensation expense related to all of Sapiens’ equity-based awards, recognized for the years ended December 31, 2022, 2021 and 2020, after being adjusted to comply with IFRS, was $4,317, $5,421 and $4,318, respectively. As of December 31, 2022, there was $5,550 of total unrecognized compensation cost related to non-vested options, which is expected to be recognized over a weighted-average period of 1.84 years.

In connection with Sapiens’ acquisition of sum.cumo on February 6, 2020, Sapiens issued an aggregate of 173,005 RSUs to certain employees of sum.cumo in connection with the acquisition. The value of these grants was not included in the purchase price of sum.cumo, since their vesting is subject to both continued employment and other performance criteria. On August 3, 2021, Sapiens issued another 24,222 RSUs to certain employees of sum.cumo in connection with the acquisition.

Sapiens recorded compensation costs related to RSUs of $794 and $1,130 for the years ended December 31, 2022 and 2021, respectively which were included in Selling, marketing, general and administrative expenses in the Company’s consolidated statements of profit or loss.

A summary of the RSU activities in Sapiens in the year ended on December 31, 2022, is as follows:

		Weighted Average
	Amount of	Grant-Date Fair
	options	value

Unvested at January 1, 2022	203,756	26.46
Granted	7,500	23.24
Vested	(53,948)	26.32
Expired and forfeiture	(18,164)	24.73

Unvested at December 31, 2022	139,144	26.56

e)	Magic Software:

The following table summarizes Magic Software stock-based compensation activity during the year ended December 31, 2022:

	Number of options	Weighted average exercise price	Weighted average remaining contractual term (in years)	Aggregate intrinsic value
Outstanding at January 1, 2022	66,250	0.45	7.96	1,360
Granted	-	-
Exercised	(20,000)	-
Forfeited	(20,000)	-

Outstanding at December 31, 2022	26,250	0.91	5.99	394

Exercisable at December 31, 2022	6,250	3.81	0.6	76

The aggregate intrinsic value provided on the table above represents the total intrinsic value that would have been received by the option holders had all option holders exercised their options on the respective dates. This value would change based on the change in the market value of Magic Software’s ordinary shares. Total intrinsic value of options exercised during the years ended December 31, 2022, 2021 and 2020, was $344, $628 and $765 respectively. As of December 31, 2022, there was $112 of unrecognized compensation cost related to non-vested share-based compensation arrangements granted under Magic Software’s plans, which is expected to be recognized in full during 2023.

The options outstanding as of December 31, 2022, have been separated into ranges of exercise price categories, as follows:

Ranges of Exercise price	Options outstanding	Weighted average remaining contractual life	Weighted average exercise price	Options exercisable	Weighted average exercise price of exercisable options
$		(Years)	$		$
0	20,000	7.67	-	-	-
3.81	6,250	0.6	3.81	6,250	3.81
	26,250	5.99	$0.91	6,250	$3.81

Stock Option Plan of Comm-IT Technology Solutions Ltd (“Comm-IT Solutions”), a subsidiary of Magic Software:

Under the Comm-IT Solutions’ 2022 Stock Option Plan, (“Comm-IT Solutions 2022 Plan”), options may be granted to employees, officers, directors and consultants of Comm-IT Solutions and its subsidiaries. Pursuant to Comm-IT Solutions 2022 Plan, Comm-IT Solutions shall reserve in its registered and reserved capital, such sufficient number of shares (subject to any adjustment in the capital under the Comm-IT Solutions 2022 Plan) required in order to consummate the Comm-IT Solutions 2022 Plan.

In December 2022, Comm-IT Solutions, awarded 12 of its senior officers 4,028 options to purchase 4,028 shares of Comm-IT Solutions. 827 of the options have fully vested upon their grant, whereas the vesting of the remainder of the options are subject to Comm-IT Solutions and its subsidiaries meeting certain EBITDA targets for the years 2023-2024. Subject to the EBITDA targets to be met, as well as the officers continued employment with Comm-IT Solutions throughout 2027, the options will vest at certain points in time throughout the years 2023 to 2027.

A summary of employee option activity under the Comm-IT Solutions 2022 Plan as of December 31, 2022 and changes during the year ended December 31, 2022 are as follows:

	Number of options	Weighted average exercise price	Weighted average remaining contractual term (in years)	Aggregate intrinsic value
Outstanding at January 1, 2022	-	$-	-	$-
Granted	4,028	264.67

Outstanding at December 31, 2022	4,028	$264.67	7.94	$7,499

Exercisable at December 31, 2022	827	$0.28	7.92	$1,839

As of December 31, 2022, there was $2,885 of total unrecognized compensation cost related to non-vested options of Comm-IT Solutions, which is expected to be recognized in full over a weighted average period of 1.13 years.

The options outstanding as of December 31, 2022, have been separated into exercise price categories, as follows:

Ranges of Exercise price	Options outstanding	Weighted average remaining contractual life	Weighted average exercise price	Options exercisable	Weighted average exercise price of exercisable options
$		(Years)	$		$
0.28	3,238	7.92	-	827	0.28
469.45	297	7.99		-	-
1,877.81	493	7.99	3.81	-	-
	4,028	7.94	$0.91	827	$0.28